UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 24, 2005

Date of Report (Date of earliest event reported)

DIGITAL IMPACT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27787	94-3286913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Bovet Road
San Mateo, California		94402
(Address of principal executive offices)		(Zip Code)

(650) 356-3400
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

Digital Impact issued a press release, dated February 24, 2005 (the “Press Release”), which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL IMPACT, INC.

Date: February 25, 2005	By:	/S/ DAVID OPPENHEIMER
David Oppenheimer
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit
Number	Description

99.1	Press Release